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                                                                   Exhibit 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K, into the Company's previously filed Registration Statement File No. 33-62209.


                                        /s/ ARTHUR ANDERSEN LLP


Detroit, Michigan
June 30, 1997